COMPANY CONTACT:         FOR IMMEDIATE RELEASE
Jeff Magids
Director of Finance & Investor Relations
(281) 874-2700, (888) 991-SBOW

SilverBow Resources Publishes Inaugural Sustainability Report

Houston, TX – May 8, 2023 – SilverBow Resources, Inc. (NYSE: SBOW) (“SilverBow” or “the Company”) announced today the publication of its inaugural sustainability report covering the Company’s fiscal year 2022 (“2022 Sustainability Report”). The online report outlines SilverBow’s commitment to environmental responsibility, health and safety, community engagement, governance, and business ethics. The report is available on the Company's website at www.sbow.com/responsibility/overview.
Sean Woolverton, SilverBow’s Chief Executive Officer, commented, “At SilverBow, we believe our success is underpinned by our ability to operate sustainably, develop strategies that align with the current environment and clearly communicate our ESG initiatives and practices. We are equally committed to operating our business, caring for our employees, enriching our communities and minimizing our impact on the environment to create long-term value for our shareholders. Our inaugural sustainability report reflects the ongoing efforts of the entire SilverBow team to foster a culture that is steadfast on environmental stewardship, operational safety, social responsibility and sound corporate governance. We are pleased to share it with our stakeholders and look forward to providing future updates on our ESG milestones."
SilverBow’s 2022 Sustainability Report aligns with the Sustainability Accounting Standards Board (SASB) recommendations for the Oil and Gas – Exploration and Production industry and select Global Reporting Initiative (GRI) governance standards. The report is intended to give all stakeholders a better understanding of the Company’s commitment to sustainable, responsible oil and gas operations. SilverBow plans to annually evaluate the climate disclosure framework landscape and evolving market, regulatory, and stakeholder expectations to stay abreast of future reporting priorities.
ABOUT SILVERBOW RESOURCES, INC.
SilverBow Resources, Inc. (NYSE: SBOW) is a Houston-based energy company actively engaged in the exploration, development, and production of oil and gas in the Eagle Ford Shale and Austin Chalk in South Texas. With over 30 years of history operating in South Texas, the Company possesses a significant understanding of regional reservoirs which it leverages to assemble high quality drilling inventory while continuously enhancing its operations to maximize returns on capital invested. For more information, please visit www.sbow.com. Information on the Company’s website is not part of this release.

FORWARD-LOOKING STATEMENTS
This release and SilverBow’s 2022 Sustainability Report cross-referenced herein contain “forward-looking statements” within the meaning of Private Securities Litigation Reform Act of 1995. These forward-looking statements represent management's expectations or beliefs concerning future events, and it is possible that the results described in this release and the cross-referenced report will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. The forward-looking statements, other than statements of historical fact, included in this release and the disclosures cross-referenced herein concern the Company’s goals and expectations regarding corporate responsibility, sustainability, employees, environmental matters, policy, philanthropy, and business risks and opportunities. These goals and expectations are subject to the risks and uncertainties described in detail in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission, including in its Annual Report on Form 10-K for the year ended December 31, 2022, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements speak only as of the date of this release. You should not place undue reliance on these forward-looking statements.
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